             "Crowds, when they carry often sound ideas to foolish
                   extremes, tend to commit suicide."

                              Edward C. Johnson, II
                               Founder & Chairman
                              Fidelity Investments

Dear Shareholder:

   The third quarter of 2002 was a difficult one for stock investors as the major indices posted their worst performance in recent history. The Standard & Poor's 500 Index fell 17.3% and the Dow Jones Industrial Average dropped 17.4%. The Fund performed relatively better than the major indices with a loss of 12.6% for the quarter. Year to date, the Fund is down 24.8% while the S&P 500 and DJIA are down 28.2% and 23.1%, respectively.

   Investor confidence continued to wane during the quarter as signs of an economic recovery faltered and the diplomatic efforts to avoid a conflict with Iraq floundered. Consumers continued to spend at a healthy rate, however signs of slowing became more evident in October. Low interest rates continue to fuel spending, but the impact is diminishing.

   The influence of crowd psychology on stock prices, while difficult to measure, is profound. The charts below show that the herd mentality is wrong more often than not when it comes to investing. What is so revealing about these charts is the recent dramatic divergence from long-term trends. The past few months witnessed a significant outflow of money from equity funds and a startling inflow into bond funds at the very same time bond yields were hitting historic lows and stock prices were plummeting to early 1997 levels. A closer look reveals that investors were doing the exact opposite in 1999, liquidating bond funds to buy stock funds as stocks were soaring to historic highs.

                                    [CHART]

NET SALES OF U.S. EQUITY FUNDS

U.S.: WILSHIRE 5000 INDEX

NET SALES OF DOMESTIC EQUITY MUTUAL FUNDS*

(c) BCA Research 2002

 *MONTHLY NET SALES INCLUDING REINVESTED DIVIDENDS AND EXCHANGES INTO AND OUT OF THESE FUNDS

                                    [CHART]

NET SALES OF U.S. BOND FUNDS

U.S.:    10-YEAR TREASURY BOND YIELD

NET SALES OF GOVERNMENT AND GNMA BOND FUNDS*

(c) BCA Research 2002

 *MONTHLY NET SALES INCLUDING REINVESTED DIVIDENDS AND EXCHANGES INTO AND OUT OF THESE FUNDS

   Great investors generally have a bias against groupthink. Investor psychology--which is influenced by media biases--plays a critical role in the short-term direction of stock prices. Since short-term psychology is so very difficult to measure, successful stock investors have mainly been long-term oriented.

   Today we witness a general distrust for corporate executives and Wall
Street, and stock prices have paid the price. The media is fanning the flames, as well, focusing on what is wrong more than what is right. Maybe that too, is the nature of crowds. Earnings reports and economic data do not paint such a dark picture. Gross Domestic Product showed the economy growing at a respectable 3.1% during the third quarter. Earnings for the third quarter increased 6.9% year over year according to First Call, in line with expected long-term growth rates. The weighted average quarterly earnings gain for the companies held in the Fund increased 21% over last year's level, illustrating the strong businesses owned by the Fund. I believe the continuation of this strong earnings progression will sustain the Fund's strong relative performance.

   At the end of the third quarter, Donald F. Kohler resigned as Chairman and President of the Fund. Don was instrumental in launching the Fund and has provided endless guidance and leadership over the years. Don will continue his portfolio management duties at Hilliard Lyons Asset Management and will continue to provide his clear and thoughtful insights to the capital markets and companies in which the Fund invests. On behalf of everyone associated with this Fund, I want to thank Don for all his wisdom and energy provided as Chairman.

Sincerely,

/s/ Shawn J. Ridley
Shawn J. Ridley
Vice President of J.J.B Hilliard, W.L. Lyons, Inc.
Portfolio Manager of Hilliard Lyons Growth Fund, Inc.

                       HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              September 30, 2002

      COMMON STOCKS -- 99.7%
      --------------------------------------------------------------------

                                                                 Market
       Shares  Company                                           Value
      --------------------------------------------------------------------
               CAPITAL GOODS -- 7.3%
               -----------------------------------------------------------
      40,000   Dover Corp..................................... $ 1,015,200
      39,000   General Electric Co............................     961,350
      80,000   Tyco International Ltd.........................   1,128,000

                                                               -----------
                                                                 3,104,550

               CONSUMER DURABLE -- 20.2%
               -----------------------------------------------------------
      55,000   Harley-Davidson Inc. .. . . . . . . . . . . . .   2,554,750
      52,000   Home Depot Inc.................................   1,357,200
      47,000   Omnicom Group..................................   2,616,960
      27,000   Pepsico Inc....................................     997,650
      25,000   Viacom Inc.....................................   1,013,750

                                                               -----------
                                                                 8,540,310

               FINANCIAL -- 38.8%
               -----------------------------------------------------------
      60,000   American International Group Inc...............   3,282,000
          50** Berkshire Hathaway Inc.........................   3,695,000
      60,000   Cincinnati Financial Corp......................   2,134,800
      50,000   Federal Home Loan Mortgage Corp................   2,795,000
      20,000   Fifth Third Bancorp............................   1,224,600
      95,000   Synovus Financial Corp.........................   1,958,900
      20,000   SEI Investments Co. ...........................     477,600
      26,000   Morgan Stanley Dean Witter & Co................     880,880

                                                               -----------
                                                                16,448,780

               HEALTH CARE -- 13.7%
               -----------------------------------------------------------
      12,000   Abbott Laboratories............................     484,800
      27,000   Allergan Inc...................................   1,468,800
      50,000   Johnson & Johnson..............................   2,704,000
      40,000   Pfizer Inc.....................................   1,160,800

                                                               -----------
                                                                 5,818,400

               RETAIL & SERVICES -- 8.8%
               -----------------------------------------------------------
      45,000   CVS Corp.......................................   1,140,750
      23,000   Gannett Inc....................................   1,660,140
      30,000   Walgreen Co....................................     922,800

                                                               -----------
                                                                 3,723,690

                                                          Market
              Shares    Company                           Value
             ------------------------------------------------------
                        TECHNOLOGY -- 10.9%
                        -------------------------------------------
             100,000**  Applied Materials Inc.......... $ 1,155,000
              30,000    Automatic Data Processing Inc .   1,043,100
              90,000    Nokia Corp.....................   1,192,500
              50,000    Waters Corp....................   1,212,500

                                                        -----------
                                                          4,603,100

             Total Common Stocks (Cost --  $31,227,395)  42,238,830

                                                        -----------

           OTHER ASSETS LESS LIABILITIES --  0.3%             119,832
                                                          -----------
           TOTAL NET ASSETS                               $42,358,662
                                                          ===========
           Net assets
                      Investor A shares.................. $35,100,002
                      Investor B shares..................   7,258,660
                                                          -----------
                                                          $42,358,662
           Shares of capital stock
                      Investor A shares..................   1,512,120
                      Investor B shares..................     322,342
                                                          -----------
                                                            1,834,462
           Net asset value
                      Investor A shares -- redemption
                      price per share.................... $     23.21
                                                          -----------
                      Investor B shares -- offering price
                      per share*......................... $     22.52
                                                          -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
  *Redemption price of Investor B shares varies based on length of time shares are held.
 **Non-income producing security.

--------------------------------------------------------------------------------
[LOGO] Hilliard Lyons Growth Fund
                             Third Quarter Report
                              September 30, 2002
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400
                                (800) 444-1854
--------------------------------------------------------------------------------

                                   DIRECTORS

William A. Blodgett, Jr.
Stewart E. Conner
                    Donald F. Kohler
                    John C. Owens

                                   OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Vice President,   Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                   AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia P.A. 19103

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of share- holders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                             THIRD QUARTER REPORT
                              September 30, 2002